INFORMATION STATEMENT Spin-off of Granite Point Mortgage Trust Inc. by Two Harbors Investment Corp. through the Distribution of Granite Point Mortgage Trust Inc. Common Stock Two Harbors Investment Corp. (“Two Harbors,” “we” or “us”) is providing you with this Information Statement in connection with the previously announced special dividend declared by its Board of Directors to distribute the 33,071,000 shares of common stock of Granite Point Mortgage Trust Inc. (NYSE: GPMT) (“Granite Point”) acquired by Two Harbors in exchange for the contribution of its commercial real estate portfolio to Granite Point (the “Stock Dividend”). Two Harbors will distribute approximately 0.095 shares of Granite Point common stock for each share of Two Harbors common stock outstanding as of the close of business on October 20, 2017 (the “Record Date”). The shares of Granite Point common stock will be distributed on November 1, 2017 (the “Dividend Date”) on a pro rata basis to the holders of Two Harbors common stock as of the Record Date, subject to cash payments in lieu of the issuance of fractional shares, certain forfeitures in the event you sell your Two Harbors common stock prior to or on the Dividend Date and less any shares that may be required to be withheld in respect of withholding taxes, all as described further in this Information Statement. Granite Point is a Maryland corporation that focuses primarily on directly originating, investing in and managing senior floating-rate commercial mortgage loans and other debt and debt-like commercial real estate investments. Granite Point was formed to continue and expand the commercial real estate lending business originally established by Two Harbors. See the section entitled “Information about Granite Point” for further information. Please note, if you sell your shares of Two Harbors common stock prior to or on the Dividend Date, you also may be selling your right to receive shares of Granite Point common stock in the Stock Dividend. You are encouraged to consult your broker or financial advisor regarding the specific implications of trading in Two Harbors common stock prior to or on the Dividend Date. Concurrently with the announcement of the Stock Dividend, Two Harbors also announced that its Board of Directors approved a one-for-two reverse stock split of its outstanding shares of common stock (the “Reverse Stock Split”). The Reverse Stock Split will be effective on November 1, 2017 at 5:01 p.m. Eastern Time (the “Effective Time”), following the Stock Dividend. At the Effective Time, every two issued and outstanding shares of Two Harbors common stock will be converted into one share of Two Harbors common stock. At the market open on November 2, 2017, Two Harbors common stock will continue trading on the New York Stock Exchange (“NYSE”) under the symbol “TWO” but will be assigned a new CUSIP number. A vote of Two Harbors common stockholders is not required in connection with the Stock Dividend; therefore, you are not required to take any action in connection with this Information Statement. We are sending you this Information Statement, which contains information about the terms of the Stock Dividend and Granite Point, for your information only. Registered stockholders in the U.S. and Canada who would like more information should call our transfer and distribution agent, Wells Fargo Bank, N.A., toll-free at (800) 468-9716. Registered stockholders outside the U.S. and Canada should call (651) 450-4064. Beneficial stockholders who hold their shares of Two Harbors common stock through an institution such as a brokerage firm, bank or other institution, should contact the broker, bank or other institution where they maintain their account regarding the Stock Dividend.

2 Neither the U.S. Securities and Exchange Commission nor any state securities regulators, nor any foreign securities regulatory authority, has approved or disapproved of the shares of Granite Point common stock to be issued to you pursuant to the Stock Dividend or determined if this Information Statement is accurate or adequate. Any representation to the contrary is a criminal offense. The date of this Information Statement is October 24, 2017.

3 QUESTIONS AND ANSWERS REGARDING THE STOCK DIVIDEND OF GRANITE POINT MORTGAGE TRUST INC. COMMON STOCK 1. I own shares of Two Harbors common stock. What will I receive as a result of the Stock Dividend? Two Harbors will distribute approximately 0.095 shares of Granite Point common stock for each share of Two Harbors common stock outstanding as of the Record Date for the Stock Dividend. The distribution ratio was calculated by dividing the 33,071,000 shares of Granite Point common stock to be distributed by the total number of shares of Two Harbors common stock issued and outstanding as of the Record Date. Only whole shares of Granite Point common stock will be distributed as part of the Stock Dividend. Fractional shares will not be issued; instead, as soon as practicable after the Dividend Date, the distribution agent will aggregate all fractional shares of Granite Point common stock into whole shares, sell those shares in the open market at prevailing market prices and distribute the aggregate net cash proceeds of those sales pro rata to each holder who otherwise would have been entitled to receive a fractional share as part of the Stock Dividend. If applicable, shares of Granite Point common stock may be withheld in respect of withholding taxes. See “Material U.S. Federal Income Tax Consequences” for additional information. 2. What is the record date for the Stock Dividend, and when will it occur? The Record Date for the Stock Dividend is October 20, 2017. The outstanding shares of Two Harbors common stock entitled to receive the Stock Dividend was determined on the Record Date as of 5:00 p.m. Eastern Time. The Granite Point common stock will be distributed on November 1, 2017 (the “Dividend Date”). 3. What do I have to do to participate in the Stock Dividend? No action is required by Two Harbors common stockholders to receive their pro rata share of Granite Point common stock in the Stock Dividend. The Stock Dividend will be made on the Dividend Date based on the distribution ratio, subject to a cash payment in lieu of any fractional shares and less any shares of Granite Point common stock, if any, as may be withheld in respect of withholding taxes. If, however, you sell your shares of Two Harbors common stock prior to or on the Dividend Date, you may forfeit the right to receive shares of Granite Point common stock in the Stock Dividend. Please see Question 4 below. You may also participate in the Stock Dividend if you purchase shares of Two Harbors common stock in the “regular way” market following the Record Date but prior to or on the Dividend Date, as described in Question 4 below. 4. What happens if I sell my shares of Two Harbors common stock prior to or on the Dividend Date? Beginning October 19, 2017 and continuing up to and including the Dividend Date, there will be two markets for trading in Two Harbors common stock: (i) a “regular way” trading market (NYSE: TWO); and (ii) an “ex- distribution” market (NYSE: TWO WI) that will represent the value of Two Harbors common stock following the Stock Dividend and Reverse Stock Split. Shares of Two Harbors common stock that trade on the regular way market will trade with an entitlement to receive shares of Granite Point common stock in the Stock Dividend. Shares that trade on the ex-distribution market will trade without an entitlement to receive shares of Granite Point common stock in the Stock Dividend. As a result, if you are a stockholder of record on the Record Date and sell your shares of Two Harbors common stock in the regular way market prior to or on the Dividend Date, you will also be selling your entitlement to receive shares of Granite Point common stock in the Stock Dividend; if you sell those shares in the ex-distribution market prior to or on the Dividend Date, you will still receive the shares of Granite Point common stock that you would otherwise be entitled to receive in the Stock Dividend. Beginning on November 2, 2017 (the business day following the Dividend Date), the regular way market for Two Harbors will begin trading “ex” or without the entitlement to receive Granite Point common stock.

4 HOLDERS OF TWO HARBORS COMMON STOCK ARE ENCOURAGED TO CONSULT THEIR BROKER OR FINANCIAL ADVISOR REGARDING THE SPECIFIC IMPLICATIONS OF TRADING IN THE COMMON STOCK OF EITHER TWO HARBORS OR GRANITE POINT PRIOR TO OR ON THE DIVIDEND DATE. 5. When will I be able to trade the shares of Granite Point common stock to which I am entitled in the Stock Dividend? Granite Point common stock currently trades on the NYSE under the symbol “GPMT.” In addition to the “regular way” trading of Granite Point common stock, beginning on October 19, 2017 and continuing up to and including the Dividend Date, a “when issued” market will exist (NYSE: GPMT WI) for the shares of Granite Point common stock being distributed in the Stock Dividend. “When issued” trading refers to a sale or purchase made conditionally on or before a Dividend Date because the securities have not yet been distributed. If you own shares of Two Harbors common stock on the Record Date, your shares will have an entitlement to receive shares of Granite Point common stock in the Stock Dividend. You may trade this entitlement to receive Granite Point common stock on the when issued market without trading your shares of Two Harbors common stock. Starting November 2, 2017 (the business day following the Dividend Date), the when issued market for Granite Point common stock will no longer be available. HOLDERS OF TWO HARBORS COMMON STOCK ARE ENCOURAGED TO CONSULT THEIR BROKER OR FINANCIAL ADVISOR REGARDING THE SPECIFIC IMPLICATIONS OF TRADING IN THE COMMON STOCK OF EITHER TWO HARBORS OR GRANITE POINT PRIOR TO OR ON THE DIVIDEND DATE. 6. How will the Stock Dividend affect the number of shares of Two Harbors common stock I currently hold? The number of shares of Two Harbors common stock you hold will not change as a result of the Stock Dividend. While the number of shares of Two Harbors common stock you hold will not change as a result of the Stock Dividend, the market value of Two Harbors common stock is expected to adjust to reflect Two Harbors’ disposition of its shares of Granite Point common stock via the Stock Dividend. Following the Stock Dividend, the number of shares of Two Harbors common stock that you hold will be impacted by the Reverse Stock Split, which will be effected on November 1, 2017 at 5:01 p.m. Eastern Time (the “Effective Time”). At the Effective Time, every two issued and outstanding shares of Two Harbors common stock will be converted into one share of Two Harbors common stock. Accordingly, following the Reverse Stock Split, you will own one-half the number of shares that you held prior two the Reverse Stock Split, although your percentage ownership of Two Harbors common stock following the Reverse Stock Split will continue to represent that same percentage of the outstanding shares of Two Harbors common stock that you owned prior to the Reverse Stock Split. The Reverse Stock Split will not impact the number of shares of Granite Point common stock that you are entitled to receive in connection with the Stock Dividend, as the determination of the number of shares of Granite Point common stock that you are entitled to receive will be made prior to the Reverse Stock Split. 7. What are the U.S. federal income tax consequences of the Stock Dividend to the holders of Two Harbors common stock? Two Harbors intends to treat the Stock Dividend as a taxable distribution to its stockholders for U.S. federal income tax purposes, including for purposes of the U.S. federal tax withholding rules. Accordingly, the receipt of shares of Granite Point common stock by holders of Two Harbors common stock in the Stock Dividend is expected to be taxable for U.S. federal income tax purposes. The number of shares from the Stock Dividend to be received by certain Two Harbors common stockholders, including non-U.S. stockholders, will be reduced in connection with any applicable withholding taxes. HOLDERS OF TWO HARBORS COMMON STOCK ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX CONSEQUENCES OF THE STOCK DIVIDEND.

5 8. As a registered holder of Two Harbors common stock, how will I receive my shares of Granite Point common stock? Registered holders of Two Harbors common stock who are entitled to receive shares of Granite Point common stock through the Stock Dividend will receive uncertificated shares of Granite Point common stock registered in book- entry form at Wells Fargo Bank, N.A., as transfer agent for Granite Point, through the direct registration system. Direct registration system statements reflecting share ownership of such Granite Point shares will be distributed by Wells Fargo Bank, N.A. shortly after the Dividend Date. Any amounts payable for cash in lieu of any fraction of a share of Granite Point common stock will also be transmitted by Wells Fargo Bank, N.A. by check. For additional information, registered stockholders in the United States and Canada should contact the distribution agent for the Stock Dividend, Wells Fargo Bank, N.A., at (800) 468-9716 or (651) 450-4064 from outside the United States and Canada. 9. What if I hold my shares of Two Harbors common stock through a broker, bank or other nominee? Holders of Two Harbors common stock who hold their shares through a broker, bank or other nominee will have their brokerage account credited with shares of Granite Point common stock, less any such shares as may be withheld in respect of withholding taxes. For additional information, those stockholders should contact their broker, bank or other nominee directly. 10. I hold stock certificates reflecting my shares of Two Harbors common stock. Should I send them to the distribution agent or to Two Harbors? You do not need to send your stock certificates to the distribution agent or to Two Harbors in connection with the Stock Dividend. You will not receive stock certificates representing the shares of Granite Point common stock in connection with the Stock Dividend. Instead, the shares of Granite Point common stock distributed to Two Harbors common stock certificate holders in the Stock Dividend will be issued as uncertificated shares registered in book- entry form at Wells Fargo Bank, N.A. through the direct registration system. In connection with the Reverse Stock Split, holders of stock certificates reflecting pre-Reverse Stock Split shares of Two Harbors common stock will be required send their stock certificates to the exchange agent for the Reverse Stock Split in order to receive post-Reverse Stock Split shares of Two Harbors common stock. Following the Reverse Stock Split, the exchange agent will distribute to all certificate holders a letter of transmittal detailing the process for exchanging your existing stock certificates. For additional information, certificate holders in the United States and Canada should contact the exchange agent, Wells Fargo Bank, N.A., at (800) 468-9716 or (651) 450- 4064 from outside the United States and Canada.

6 INFORMATION ABOUT THE STOCK DIVIDEND The Stock Dividend On September 14, 2017, our Board of Directors declared a special dividend for the purpose of distributing the 33,071,000 shares of Granite Point common stock acquired by Two Harbors in connection with the contribution of our commercial real estate portfolio to Granite Point in June of 2017. To effect the Stock Dividend, on the Dividend Date we will distribute such shares of Granite Point common stock on a pro rata basis as a dividend to our common stockholders. The shares of Granite Point common stock to be distributed represented approximately 76.5% of the total voting power of Granite Point’s outstanding common stock as of the Record Date. The Record Date The Board of Directors set October 20, 2017, as the Record Date for the Stock Dividend. The outstanding shares of Two Harbors common stock entitled to receive the Stock Dividend was determined on the Record Date as of 5:00 p.m. Eastern Time, subject to a cash payment in lieu of any fractional shares and less any shares of Granite Point common stock as may be withheld in respect of withholding taxes. You will not be required to pay any cash or other consideration for the shares of Granite Point common stock that will be distributed to you, nor will you be required to surrender or exchange your shares of Two Harbors common stock to receive the dividend of Granite Point common stock. Please note, however, that if you sell, transfer or otherwise dispose of your shares of Two Harbors common stock prior or on to the Dividend Date, you may also be selling your entitlement to receive shares of Granite Point common stock in the Stock Dividend. See the section below titled “Trading Prior to or on the Dividend Date” for more information. The Purpose of the Stock Dividend As previously disclosed, we formed Granite Point as a commercial real estate investment trust (“REIT”) to continue and expand the commercial real estate lending business that we established beginning in 2015. We believe that establishing Granite Point as a standalone public company will better reflect the embedded value in the commercial real estate business that we built for the benefit of our stockholders. We believe that the completion of the spin-off of Granite Point through the Stock Dividend is in the best interests of Two Harbors, Granite Point and the stockholders of both companies for several reasons. First, we believe it unlocks the valuation potential for both the commercial real estate lending business as well as for Two Harbors. For some time, commercial mortgage REITs have traded at higher valuations and have exhibited a lower cost of capital than most residential mortgage REITs. We believe that the addition of the commercial strategy to our business model had not been fully reflected in the value of Two Harbors common stock. By creating a stand-alone public company for the commercial real estate lending business, we think investors will be able to better understand and assess the value of this business, which should, in turn, result in higher valuation consistent with commercial mortgage REIT peers. Second, we believe that investors may also assign a higher valuation to Two Harbors as a residential-focused mortgage REIT with a simpler and more efficient business model and operational structure, which may create the opportunity to drive better returns. Finally, we believe that as a stand-alone commercial REIT, Granite Point will have targeted access to the capital markets that is more in line with its business, thus creating greater opportunities for its growth. The Number of Shares You Will Receive in the Stock Dividend For each share of Two Harbors common stock for which you were the holder of record as of 5:00 p.m. Eastern Time on the Record Date, you will receive approximately 0.095 shares of Granite Point common stock as a dividend. This distribution ratio was obtained by dividing the 33,071,000 shares of Granite Point common stock to be distributed in the Stock Dividend by the total number of shares of Two Harbors common stock outstanding as of 5:00 p.m. Eastern Time on the Record Date. The distributed shares of Granite Point common stock will be fully paid and non- assessable and have no preemptive rights. Fractional shares of Granite Point common stock will not be issued as part of the Stock Dividend. If the total number of shares you are entitled to receive in the Stock Dividend results in a fractional share, you will instead receive a

7 cash payment in lieu of any such fractional share. See the section below titled “When and How You Will Receive the Distribution of the Stock Dividend – Cash Payment in Lieu of Fractional Shares” for more information. If you are subject to backup withholding taxes, the amount of shares of Granite Point common stock you receive in the Stock Dividend may be less as a result of such withholding taxes. Trading Prior to or on the Dividend Date Two Harbors Common Stock Beginning October 19, 2017 and continuing up to and including the Dividend Date, there will be two markets for trading in Two Harbors common stock: (i) a “regular way” trading market (NYSE: TWO) and (ii) an “ex- distribution” trading market (NYSE: TWO WI) that will represent the value of Two Harbors common stock following the Stock Dividend and Reverse Stock Split. Shares of Two Harbors common stock that trade on the regular way market will trade with an entitlement to receive shares of Granite Point common stock in the Stock Dividend. Shares that trade on the ex-distribution market will trade without an entitlement to receive shares of Granite Point common stock in the Stock Dividend. As a result, if you are a stockholder of record on the Record Date and sell shares of Two Harbors common stock in the regular way market prior to or on the Dividend Date, you will also be selling your right to receive shares of Granite Point common stock in the Stock Dividend; if you sell those shares in the ex-distribution market prior to or on the Dividend Date, you will still receive the shares of Granite Point common stock that you would otherwise be entitled to receive in the Stock Dividend. On November 2, 2017 (the business day following the Dividend Date), the regular way market for Two Harbors will be trading “ex” or without the entitlement of the shares of Granite Point common stock. Granite Point Common Stock Granite Point common stock currently trades on the NYSE under the symbol “GPMT.” In addition to the “regular way” trading of Granite Point common stock, beginning October 19, 2017 and continuing up to and including the Dividend Date, a “when issued” market will exist (NYSE: GPMT WI) for the shares of Granite Point common stock being distributed in the Stock Dividend. “When issued” trading refers to a sale or purchase made conditionally on or before the Dividend Date because the securities have not yet been distributed. If you own shares of Two Harbors common stock on the Record Date, your shares will have an entitlement to receive shares of Granite Point common stock in the Stock Dividend. You may trade this entitlement to receive Granite Point common stock on the when issued market without trading your shares of Two Harbors common stock. Starting November 2, 2017 (the business day following the Dividend Date), the when issued market for Granite Point common stock will no longer be available. HOLDERS OF TWO HARBORS COMMON STOCK ARE ENCOURAGED TO CONSULT THEIR BROKER OR FINANCIAL ADVISOR REGARDING THE SPECIFIC IMPLICATIONS OF TRADING IN THE COMMON STOCK OF EITHER TWO HARBORS OR GRANITE POINT PRIOR TO OR ON THE DIVIDEND DATE. Transferability of Shares You Receive The shares of Granite Point common stock distributed to Two Harbors common stockholders in the Stock Dividend will be freely transferable, except for shares received by persons who may be deemed to be “affiliates” of Granite Point under the Securities Act of 1933, as amended (the “Securities Act”). Persons who may be deemed to be affiliates generally include individuals or entities that control, are controlled by, or are under common control with, Granite Point, and include its directors, officers, and significant stockholders. Granite Point affiliates will be permitted to sell their shares of Granite Point common stock only pursuant to an effective registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act, such as the exemption afforded by the provisions of Rule 144 thereunder.

8 When and How You Will Receive the Distribution of the Stock Dividend We will pay the Stock Dividend on the Dividend Date by releasing the 33,071,00 shares of Granite Point common stock for distribution by Wells Fargo Bank, N.A., the distribution agent engaged by Two Harbors to effect the Stock Dividend. The distribution agent will cause the shares of Granite Point common stock to which you are entitled to be distributed to you in the same manner in which you hold your shares of Two Harbors common stock (e.g., either registered in your name through Two Harbors’ transfer agent or in the “street name” of your bank or brokerage firm). Registered Holders. If you are the registered holder of shares of Two Harbors common stock and hold your shares either in physical form (as certificated shares) or in book-entry form, the shares of Granite Point common stock distributed to you will be issued as uncertificated shares registered in your name in book-entry form through the direct registration system and you will become the registered holder of those shares. No certificates representing your shares of Granite Point common stock will be mailed to you. Under the direct registration system, instead of receiving stock certificates, you will receive a statement reflecting your ownership interest in shares of Granite Point common stock. The distribution agent will begin mailing book-entry account statements reflecting your ownership of whole shares as well as the fractional shares for which you will receive cash promptly after the Dividend Date. You can obtain more information regarding the direct registration system by contacting Two Harbors’ transfer agent and registrar. If you are entitled to receive less than one share of Granite Point common stock in the Stock Dividend, a check will be mailed to you as soon as practicable following the Stock Dividend. We currently estimate that it will take two to three weeks from the Dividend Date for the distribution agent to complete these mailings. “Street Name” Holders. If you hold your shares of Two Harbors common stock in an account with a bank or brokerage firm, that bank or brokerage firm (or its nominee) is the registered holder that holds the shares on your behalf. The shares of Granite Point common stock to which you are entitled will be registered in the “street name” of your bank or broker, who in turn will credit your account with the shares of Granite Point common stock. We encourage you to contact your bank or broker if you have any questions regarding the mechanics of having your shares of Granite Point common stock credited to your account. Cash Payment in Lieu of Fractional Shares. Holders of Two Harbors common stock will not receive fractional shares of Granite Point common stock in the Stock Dividend. Instead, as soon as practicable after the Dividend Date for the Stock Dividend, the distribution agent will aggregate all fractional shares of Granite Point common stock into whole shares, sell those shares in the open market at prevailing market prices and distribute the aggregate net cash proceeds of those sales pro rata to each holder who otherwise would have been entitled to receive a fractional share as a result of the Stock Dividend. Recipients of cash in lieu of fractional shares will not be entitled to any interest on the payment made in lieu of fractional shares. Notice to Canadian Stockholders The Stock Dividend to Two Harbors common stockholders residing in Canada is not subject to the prospectus requirement under Canadian securities laws as a result of our receipt of an exemption from such requirement from the applicable securities regulator. Resales of the Granite Point common stock by Two Harbors common stockholders residing in Canada through the NYSE will generally be exempt from the prospectus requirement under Canadian securities laws. However, such securities legislation may require resales of the Granite Point common stock to be made under other statutory exemptions or a discretionary exemption granted by the applicable Canadian securities regulator. Two Harbors common stockholders resident in Canada are advised to seek legal advice prior to any resale of Granite Point common stock issued pursuant to the Stock Dividend.

9 MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES General The following is a summary of the material U.S. federal income tax consequences to holders of shares of Two Harbors common stock in connection with the Stock Dividend. This summary is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), the U.S. Treasury Regulations promulgated thereunder and judicial and administrative interpretations thereof, in effect as of the date hereof, and all of which are subject to change at any time, possibly with retroactive effect. Any such change could affect the tax consequences described below. For purposes of this discussion, a “U.S. Holder” is a beneficial owner of Two Harbors common stock that is, for U.S. federal income tax purposes: • an individual who is a citizen or resident of the United States; • a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia; • an estate the income of which is subject to U.S. federal income taxation regardless of its source; or • a trust that (1) is subject to the primary supervision of a U.S. court and the control of one or more United States persons (within the meaning of Section 7701(a)(30) of the Code), or (2) has a valid election in effect under applicable Treasury Regulations to be treated as a United States person. A “Non-U.S. Holder” is any beneficial owner of Two Harbors common stock that is neither a “U.S. Holder” nor a partnership for U.S. federal income tax purposes. This summary does not discuss all tax considerations that may be relevant to holders in light of their particular circumstances, nor does it address the consequences to holders subject to special treatment under the U.S. federal income tax laws, such as: • U.S. expatriates and former citizens or long-term residents of the United States; • dealers or brokers in securities, commodities or currencies; • tax-exempt organizations; • banks, insurance companies or other financial institutions; • mutual funds; • regulated investment companies and real estate investment trusts; • “controlled foreign corporations,” “passive foreign investment companies” and corporations that accumulate earnings to avoid U.S. federal income tax; • holders who hold individual retirement or other tax-deferred accounts; • holders who acquired shares of Two Harbors common stock pursuant to the exercise of employee stock options or otherwise as compensation; • holders who own, or are deemed to own, at least 5%, by voting power or value, of Two Harbors’ equity; • holders who hold Two Harbors common stock as part of a hedge, appreciated financial position, straddle, constructive sale, conversion transaction or other risk reduction transaction; • traders in securities who elect to apply a mark-to-market method of accounting; • holders who have a functional currency other than the U.S. dollar; • holders who are subject to the alternative minimum tax; or • partnerships or other pass-through entities or investors in such entities.

10 This summary does not address the U.S. federal income tax consequences to holders of Two Harbors common stock who do not hold shares of Two Harbors common stock as a capital asset, nor does this summary address the tax consequences of the ownership or disposition of the Granite Point common stock received in the Stock Dividend. Moreover, this summary does not address any state, local or foreign tax consequences or any estate, gift or other non-income tax consequences. If a partnership (or any other entity treated as a partnership for U.S. federal income tax purposes) holds shares of Two Harbors common stock, the tax treatment of a partner in that partnership will generally depend on the status of the partner and the activities of the partnership. Partners in a partnership holding Two Harbors common stock should consult their own tax advisors as to the tax consequences of the Stock Dividend. Holders of Two Harbors common stock will not receive any cash in the Stock Dividend, other than cash in lieu of fractional shares of Granite Point common stock, as described in this Information Statement. HOLDERS OF TWO HARBORS COMMON STOCK ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX CONSEQUENCES OF THE STOCK DIVIDEND. Tax Treatment of the Stock Dividend The receipt of Granite Point common stock by holders of Two Harbors common stock in the Stock Dividend is not expected to be a tax-free distribution for U.S. federal income tax purposes. Two Harbors intends to treat the Stock Dividend as a dividend to its stockholders for U.S. federal income tax purposes, including for withholding tax purposes. Accordingly, as described below, the amount of Granite Point common stock otherwise distributable may be reduced in respect of U.S. federal income tax withholding, and U.S. federal backup withholding may apply if certain certification requirements are not met. Tax Consequences to U.S. Holders Each U.S. Holder will be treated as receiving a distribution in an amount equal to the fair market value on the Dividend Date of (i) the Granite Point common stock received plus (ii) the fractional share of Granite Point common stock sold by the distribution agent on such U.S. Holder’s behalf. This distribution generally would be treated first as a taxable dividend to the extent of the U.S. Holder’s pro rata share of Two Harbors’ current and accumulated earnings and profits (as determined for U.S. federal income tax purposes), then as a non-taxable return of capital to the extent of the U.S. Holder’s basis in Two Harbors common stock, and finally as capital gain from the sale or exchange of Two Harbors common stock with respect to any remaining value. Based on the amount of Two Harbors’ earnings and profits, Two Harbors expects a portion of this Stock Dividend to be treated as a taxable dividend and the remaining portion to be treated as a non-taxable return of capital for U.S. federal income tax purposes. A U.S. Holder’s tax basis in the Granite Point common stock received in the Stock Dividend generally will equal the fair market value on the date of the Dividend Date of such common stock received, and the holding period in the Granite Point common stock will begin the day after the Stock Dividend. A U.S. Holder will have a basis in the fractional share of Granite Point common stock that is to be sold by the distribution agent on such U.S. Holder’s behalf equal to the fair market value of such fractional share on the date of the Stock Dividend. Upon the sale of such fractional share by the distribution agent on behalf of a U.S. Holder, such U.S. Holder generally will recognize short-term capital gain or loss for U.S. federal income tax purposes equal to the difference, if any, between the amount realized and the U.S. Holder’s basis in the fractional share. Tax Consequences to Non-U.S. Holders Each Non-U.S. Holder will be treated as receiving a distribution in an amount equal to the fair market value on the date of the Dividend Date of (i) the Granite Point common stock received plus (ii) the fractional share of Granite Point common stock sold by the distribution agent on such Non-U.S. Holder’s behalf. This distribution generally would be treated first as a taxable dividend to the extent of the Non-U.S. Holder’s pro rata share of Two Harbors’ current and accumulated earnings and profits (as determined for U.S. federal income tax purposes), then as a non-

11 taxable return of capital to the extent of the Non-U.S. Holder’s basis in the Two Harbors common stock, and finally as capital gain from the sale or exchange of Two Harbors common stock with respect to any remaining value. Based on the amount of Two Harbors’ earnings and profits, Two Harbors expects a portion of this Stock Dividend to be treated as a taxable dividend and the remaining portion to be treated as a non-taxable return of capital for U.S. federal income tax purposes. Accordingly, it is anticipated that Non-U.S. Holders generally will be subject to U.S. federal withholding tax at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty) on the taxable portion amount of this Stock Dividend. Even if a Non-U.S. Holder is eligible for a lower treaty rate, taxable dividend payments will generally be subject to withholding at a 30% rate (rather than the lower treaty rate) unless the Non- U.S. Holder provides a valid IRS Form W-8BEN or IRS Form W-8BEN-E (or applicable successor forms), as applicable, certifying such holder’s qualification for the reduced rate. If a Non-U.S. Holder holds the stock through a financial institution or other intermediary, the Non-U.S. Holder will be required to provide appropriate documentation to the intermediary, which then will be required to provide certification to the applicable withholding agent, either directly or through other intermediaries. Non-U.S. Holders who do not timely provide the applicable withholding agent with the required certification, but who qualify for a reduced treaty rate, may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the IRS. Subject to the discussions below regarding backup withholding, if the Granite Point common stock distributed to a Non-U.S. Holder in the Stock Dividend is effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such dividends are attributable), the Non-U.S. Holder will be exempt from U.S. federal withholding tax. To claim the exemption, the Non-U.S. Holder must furnish to the applicable withholding agent a valid IRS Form W-8ECI (or applicable successor form), with applicable attachments, certifying that the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States. If the Granite Point common stock received by a Non-U.S. Holder is effectively connected with the Non-U.S. Holder’s U.S. trade or business (and, if required by an applicable income tax treaty, attributable to a permanent establishment maintained by the Non-U.S. Holder in the United States), the determined taxable dividend portion of the fair market value on the date of the Dividend Date of the Stock Dividend (including any Granite Point common stock withheld in respect of U.S. federal withholding tax) generally will be subject to U.S. federal income tax on a net income basis in the same manner as if such holder were a U.S. Holder. A Non-U.S. Holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) of a portion of its effectively connected earnings and profits for the taxable year. Any withholding tax with respect to the Stock Dividend must be remitted in cash to the IRS. Depending on the circumstances, a Non-U.S. Holder’s broker or other applicable withholding agent may obtain the funds necessary to remit such withholding tax by selling (on the non-U.S. holder’s behalf) shares of the Granite Point common stock that such Non-U.S. Holder would otherwise receive in the Stock Dividend, by asking the Non-U.S. Holder to provide the funds, or by withholding from or using other property held in the Non-U.S. Holder’s account with the broker or withholding agent. Such holder may bear brokerage or other costs for this withholding procedure. A Non- U.S. Holder may seek a refund from the IRS of any amounts withheld if it is subsequently determined that the amounts withheld exceeded the holder’s U.S. tax liability for the year in which the Stock Dividend occurred. Non- U.S. Holders should consult their tax advisors regarding their entitlement to benefits and the various rules under applicable tax treaties. Tax Consequences to Two Harbors As described above under “Tax Treatment of the Stock Dividend,” Two Harbors intends to treat the Stock Dividend as a taxable distribution of the Granite Point common stock by Two Harbors. Any corporate-level income tax incurred on the Stock Dividend will be paid by Two Harbors. The company intends to distribute cash in 2017 that is equal to its current and accumulated earnings and profit through December 31, 2017 (which includes the company’s annual 2017 taxable income), in addition to distributing the Granite Point common stock. We expect that the cumulative quarterly 2017 distributions of cash and Granite Point common stock that are in excess of the current and accumulated earnings and profit will be treated as a

12 “nondividend distribution” for U.S. federal income tax purposes, which will have the effect of reducing the basis of a shareholder’s shares of Two Harbors common stock. If a stockholder has fully recovered his, her or its basis in their Two Harbors common stock, a nondividend distribution may be treated as a capital gain under current tax law. We expect that each distribution during 2017 will be characterized for tax purposes as having the same percentage allocation that is designated as ordinary, capital gain, and nondividend distribution. The percentage allocation is based on the total cash and the fair market value of property distributed relative to the annual 2017 taxable income. Therefore, the nondividend distribution component will be allocated on a Form 1099 for federal income tax purposes to each distribution during 2017. Information Reporting and Backup Withholding In general, the fair market value of the Granite Point common stock received by U.S. Holders in the Stock Dividend will be reported to the IRS unless the holder is an exempt recipient. Backup withholding, at a rate of 28%, may apply unless the U.S. Holder (i) is an exempt recipient or (ii) provides a certificate (generally on an IRS Form W-9) containing the holder’s name, address, correct federal taxpayer identification number and a statement that the holder is a U.S. person and is not subject to backup withholding. A Non-U.S. Holder will not be subject to backup withholding with respect to the Granite Point common stock received in the Stock Dividend, provided the holder certifies its non-U.S. status, such as by providing a valid IRS Form W-8BEN or W-8ECI (with applicable attachments), or otherwise establishes an exemption. However, information returns will be filed with the IRS in connection with the Granite Point common stock received by a Non-U.S. Holder in the Stock Dividend, regardless of whether any tax was actually withheld. Copies of these information returns may also be made available under the provisions of a specific treaty or agreement to the tax authorities of the country in which the Non-U.S. Holder resides or is established. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a holder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS. THE FOREGOING IS A SUMMARY OF THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE STOCK DIVIDEND UNDER CURRENT LAW. THE FOREGOING DOES NOT PURPORT TO ADDRESS ALL U.S. FEDERAL INCOME TAX CONSEQUENCES OR TAX CONSEQUENCES THAT MAY ARISE UNDER THE TAX LAWS OR THAT MAY APPLY TO PARTICULAR CATEGORIES OF HOLDERS. EACH HOLDER OF TWO HARBORS COMMON STOCK SHOULD CONSULT ITS OWN TAX ADVISOR AS TO THE PARTICULAR TAX CONSEQUENCES OF THE STOCK DIVIDEND TO SUCH HOLDER, INCLUDING THE APPLICATION OF U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS, AND THE EFFECT OF POSSIBLE CHANGES IN TAX LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED ABOVE.

13 INFORMATION ABOUT GRANITE POINT Overview of Granite Point Granite Point Mortgage Trust Inc. is a Maryland corporation that focuses primarily on directly originating, investing in and managing senior floating-rate commercial mortgage loans and other debt and debt-like commercial real estate investments. Granite Point was formed to continue and expand the commercial real estate lending business established by Two Harbors. In the first quarter of 2015, Two Harbors established its commercial real estate lending business, TH Commercial Holdings LLC (collectively with its subsidiaries, Granite Point’s “Predecessor”). Concurrently with the closing of Granite Point’s initial public offering on June 28, 2017, Granite Point completed a formation transaction (the “Formation Transaction”), pursuant to which Granite Point acquired from Two Harbors the equity interests in the Predecessor, including its portfolio of commercial real estate debt investments and related financing. In exchange, Granite Point issued 33,071,000 shares of its common stock and 1,000 shares of its 10% cumulative redeemable preferred stock to Two Harbors. Upon the completion of the Formation Transaction, the Predecessor became Granite Point’s wholly-owned indirect subsidiary. Granite Point is a long-term, fundamental value-oriented investor. It constructs its investment portfolio on a loan-by- loan basis, emphasizing rigorous credit underwriting, selectivity and diversification, and assesses each investment from a fundamental value perspective relative to other opportunities available in the market. Granite Point’s primary target investments are directly originated floating-rate performing senior commercial mortgage loans, typically with terms of three to five years, usually ranging in size from $25 million to $150 million. It typically provides intermediate-term bridge or transitional financing for a variety of purposes, including acquisitions, recapitalizations, refinancings and a range of business plans including lease-up, renovation, repositioning and repurposing of the property. Granite Point generally targets the top 25, and up to top 50, metropolitan statistical areas in the United States, and believes that those markets provide ample supply of high credit quality properties to lend against, sufficient number of owners and sponsors with institutional attributes, and adequate market liquidity. Granite Point believes this approach will enable it to deliver attractive risk-adjusted returns to its stockholders while preserving its capital base through diverse business cycles. Granite Point intends to elect to be treated as a REIT for U.S. federal income tax purposes. To qualify as a REIT Granite Point is required to meet certain investment and operating tests and annual distribution requirements. It generally will not be subject to U.S. federal income taxes on its taxable income to the extent that it annually distributes all of its net taxable income to stockholders, does not participate in prohibited transactions and maintains its intended qualification as a REIT. However, certain activities that Granite Point may perform may cause it to earn income which will not be qualifying income for REIT purposes. Granite Point has designated one of its subsidiaries as a taxable REIT subsidiary, or TRS, as defined in the Code, to engage in such activities, and Granite Point may form additional TRSs in the future. Granite Point also operates its business in a manner that will permit it to maintain its exclusion from registration under the Investment Company Act of 1940, as amended. Granite Point common stock is listed on the NYSE under the symbol “GPMT.” Granite Point is externally managed by Pine River Capital Management L.P., a global asset management firm and a U.S. Securities and Exchange Commission (“SEC”) registered investment adviser. Granite Point Transfer Agent and Registrar The transfer agent and registrar for Granite Point common stock is Wells Fargo Bank, N.A. Contact information for correspondence and information regarding Granite Point common stock is provided below: By Regular Mail: Wells Fargo Shareowner Services P.O. Box 64874 St. Paul, MN 55164-0874 By Certified/Overnight Mail: Wells Fargo Shareowner Services 1110 Centre Pointe Curve, Suite 101

14 Mendota Heights, MN 55120-4100 By Telephone, Toll Free: (800) 468-9716 between 8:00 a.m. and 8:00 p.m. Monday through Friday, Eastern Time; International Calls: (651) 450-4064 By Website: shareowneronline.com WHERE CAN YOU FIND ADDITIONAL INFORMATION Two Harbors and Granite Point are each subject to the reporting requirements of the U.S. Securities Exchange Act of 1934, as amended, and accordingly, each company files registration statements, reports, proxy statements, and other information with the SEC, including financial statements. If you would like more information about Granite Point, we urge you to read Granite Point’s reports filed with the SEC. You may read and obtain copies (at prescribed rates) of Two Harbors’ and Granite Point’s reports at the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain these reports at the SEC’s website at www.sec.gov. Please call the SEC at (800) SEC-0330 for further information on the public reference rooms. Two Harbors and Granite Point maintain websites that offer additional information about each company: • Visit our website at www.twoharborsinvestment.com • Visit Granite Point’s website at www.gpmortgagetrust.com Information contained on any website referenced in this Information Statement is not incorporated by reference into this Information Statement. FORWARD-LOOKING STATEMENTS This Information Statement includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “target,” “assume,” “estimate,” "believe," “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Two Harbors does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.